  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2019

Edesa Biotech, Inc.
(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spy Court Markham, Ontario, Canada L3R 5H6
(Address of Principal Executive Offices)

 (905) 475-1234
Registrant’s telephone number, including area code

Stellar Biotechnologies, Inc.
332 E. Scott Street
Port Hueneme, California 93041
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares	EDSA	The Nasdaq Capital Market

Explanatory Note

On June 10, 2019, Edesa Biotech, Inc., formerly known as “Stellar Biotechnologies, Inc.” (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting, among other items, that on June 7, 2019, the Company completed its business combination with Edesa Biotech Inc. (“Edesa”). On June 20, 2019, the Company filed Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to amend the Original Form 8-K to disclose under Item 5.02 the Company’s entry into employment agreements with each of Dr. Pardeep Nijhawan, the Company’s Chief Executive Officer, and Michael Brooks, the Company’s President and the Company’s entry into indemnification agreements with each of its executive officers and directors. Amendment No. 1 also amended Item 9.01(d) of the Original Form 8-K to include the employment agreements and form of indemnification agreement as exhibits to this Current Report on Form 8-K.

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Original Form 8-K, as amended by Amendment No. 1, to provide (i) the audited financial statements of Edesa as of and for the years ended December 31, 2018 and 2017, (ii) the unaudited condensed interim financial statements of Edesa as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 (iii) the unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2018 and (iv) the unaudited Pro Forma Condensed Combined Financial Statements for the three months ended March 31, 2019. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Item.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

ExhibitNo.	Description of Exhibit

2.1+
Share Exchange Agreement, dated as of March 7, 2019, by and between Stellar Biotechnologies Inc., Edesa Biotech Inc. and the Edesa Shareholders (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2019).

3.1+	Certificate of Amendment to the Restated Certificate of Incorporation of the Company, dated June 7, 2019.

10.1*+	Employment Agreement, dated as of June 7, 2019, by and between the Registrant and Kathi Niffenegger.

10.2*+	Employment Agreement, dated as of June 14, 2019, by and between the Registrant and Dr. Pardeep Nijhawan.

10.3*+	Employment Agreement, dated as of June 14, 2019, by and between the Registrant and Michael Brooks.

10.4*+	Form of Indemnification Agreement, by and between the Company and each of its directors and executive officers.

16.1+	Letter from Moss Adams, LLP dated June 7, 2019.

23.1	Consent of MNP LLP, independent registered public accounting firm, regarding the audited financial statements of Edesa Biotech, Inc.

99.1+	Press Release dated June 7, 2019.

99.2	Audited financial statements of Edesa Biotech Inc. as of and for the years ended December 31, 2018 and 2017.

99.3	Unaudited condensed interim financial statements of Edesa Biotech Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.

99.4
Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2018 (incorporated by reference to the Company's Definitive Proxy Statement on Schedule DEFM14A filed with the Securities and Exchange Commission on April 18, 2019).

99.5	Unaudited Pro Forma Condensed Combined Financial Statements for the three months ended March 31, 2019.

*
Management contract or compensatory plan or arrangement.
+
Previously filed as an exhibit to the Original Form 8-K or Amendment No. 1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDESA BIOTECH, INC.

Date: August 14, 2019	By:	/s/ Kathi Niffenegger
	Name:	Kathi Niffenegger
	Title:	Chief Financial Officer

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